CNA Income Shares, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Report 2000
                                                            CNN LISTED NYSE LOGO
--------------------------------------------------------------------------------
Internet e-mail = cnaincome.shares@cna.com

Web site at www.cna.com/cnaisi

                             CONTENTS
  3    Letter to Shareholders
  4    Statement of Assets and Liabilities
  5    Statement of Operations
  6    Statement of Changes in Net Assets
  7    Statement of Cash Flows
  8    Notes to Financial Statements
 11    Schedule of Investments
 21    Financial Highlights
 22    Independent Auditors' Report
 23    Investment Objectives and Policies
 29    Automatic Dividend Reinvestment Plan
       Other Information

This report has been prepared for the information of shareholders of CNA Income Shares, Inc.

Dear Shareholder:

CNA Income Shares reported net income of $0.90 per share during the year ended December 31, 2000, and declared dividends of $0.90 per share for this period. Dividends are paid quarterly with the next dividend scheduled to be paid on April 15, 2001.

The Federal Reserve increased its target rate for Fed funds (overnight loans between banks) three times during the first half of 2000, with the rate topping out at 6.50% in May. It was not until December, following a marked slowdown in the economy, when the Federal Reserve shifted gears and indicated that its next move might be to ease rates. In general, Treasury bonds rallied for most of the year, considering an impending shortage of supply due to the government surplus, and a flight to quality. Yield assets, such as corporate bonds, became cheaper as spreads to Treasury bonds widened to reflect the perception of increased risk. High-yield bonds had a difficult year as risk premium expanded and market liquidity dried up.

CNA Income Shares had a difficult year as well. Our long-term strategy of investing a portion of the portfolio in the high-yield market, was hurt by the same factors that negatively affected the over-all market. Although we were able to improve quality of the portfolio, moving from about 59% to 64% of bond investments being investment-grade by year-end, your company reduced its quarterly dividend by $0.03 per share at the October dividend date. Total performance was also weak, with a negative return of approximately 5%. High Current Yield mutual funds were down 11% on average, as measured by the Lipper Indexes published in the Wall Street Journal.

This year, with the Federal Reserve already dropping its target rate by 100 basis points to 5.50% in January, the corporate bond market had a significant improvement. In January, the high-yield bond segment had its second best performance month in history. CNA Income Shares benefited by this market move, and in January the net asset value of your company increased by approximately 6%.

                                Sincerely,

                                Marilon R McGirr
                                Marilou R. McGirr
                                Chairman of the Board and President

February 28, 2001

CNA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000

ASSETS:
In custody of The Chase Manhattan Bank, N.A.
  Investments (See Schedule of Investments) (Notes A and C):
    Debt securities, preferred stock, common stock and
      warrants at market value (cost $107,913,690)..........  $ 94,511,406
    Short-term notes at amortized cost (cost $2,213,000)....     2,213,000
  Cash......................................................       435,920

Receivables:
  Interest..................................................     2,875,647
  Securities sold -- not received...........................        39,936
                                                              ------------
        TOTAL ASSETS........................................   100,075,909

LIABILITIES:
Dividend payable...............................  $ 1,949,066
Securities purchased -- not received...........      871,740
Interest payable...............................      161,920
Accounts payable and accrued expenses..........      134,086
Bank Credit Facility (Note B)..................   30,000,000
                                                 -----------
        TOTAL LIABILITIES......................   33,116,812
                                                 -----------
        NET ASSETS, equivalent to $7.21 per share on
           9,281,267 shares outstanding.....................   $ 66,959,097
                                                               ============

NET ASSETS REPRESENTED BY:
  Capital stock $1 par value
    Authorized: 15,000,000 shares
    Issued and outstanding: 9,281,267 shares................  $  9,281,267
  Paid-in surplus...........................................   101,133,485
                                                              ------------
                                                              $110,414,752
  Earned Surplus (deficit)
    Accumulated net realized gain(loss) on investments......   (31,148,486)
    Undistributed net investment income.....................     1,095,115
  Net unrealized depreciation...............................   (13,402,284)
                                                              ------------
      NET ASSETS APPLICABLE TO CAPITAL STOCK OUTSTANDING....  $ 66,959,097
                                                              ============

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
INCOME:
Interest Income..........................................         $ 10,743,747
Dividend Income..........................................              519,068
Discount Earned..........................................               35,811
Income -- Consent Fee....................................               20,000
                                                                  ------------
             TOTAL INVESTMENT INCOME.....................           11,318,626
EXPENSES:
Investment advisory fee (Note F).........    $    376,646
Accounting service and expenses..........          62,011
Insurance................................          60,009
Directors' fees and expenses (Note F)....          51,007
Shareholder reports......................          35,943
Auditing and Consulting fees.............          30,006
Mailing expenses.........................          29,880
Transfer agent and registrar.............          24,003
Registration and filing fees.............          23,061
Bank Credit Facility expenses............          22,720
Dividend disbursing services.............          19,750
Legal fees and expenses..................          16,432
Custodian fees...........................           9,057
State and local taxes....................           8,217
                                             ------------
             Total Operating Expenses....         768,742
Interest expenses (Note B)...............       2,232,700            3,001,442
                                             ------------         ------------
             NET INVESTMENT INCOME.......................            8,317,184
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
(excluding short-term notes) (Notes A and D):
NET REALIZED (LOSS) FROM SECURITY TRANSACTIONS...........           (6,176,814)
UNREALIZED DEPRECIATION OF INVESTMENTS:
Beginning of year........................      (7,778,040)
End of year..............................     (13,402,284)
                                             ------------
NET CHANGE IN UNREALIZED DEPRECIATION....................           (5,624,244)
                                                                  ------------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS........          (11,801,058)
                                                                  ------------
             NET DECREASE IN NET ASSETS RESULTING FROM
               OPERATIONS................................         $ (3,483,874)
                                                                  ============

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                    2000             1999
                                                ------------      -----------
FROM INVESTMENT ACTIVITIES:
Net investment income....................       $  8,317,184      $ 8,752,271
Net realized loss on investments.........         (6,176,814)      (4,059,530)
Net change in unrealized depreciation....         (5,624,244)      (6,956,971)
                                                ------------      -----------
Net decrease in net assets resulting from
  operations.............................         (3,483,874)      (2,264,230)
Distributions to shareholders from net
  investment income ($0.90 and $0.96 per
  share, respectively)...................         (8,297,108)      (8,749,048)

FROM CAPITAL SHARE
TRANSACTIONS (Notes B and E)
Increase in net assets due to shares
  issued to shareholders on reinvestment
  of net investment income...............            772,195        1,695,082
                                                ------------      -----------
  Net decrease in net assets.............        (11,008,787)      (9,318,196)

NET ASSETS:
BEGINNING OF YEAR........................         77,967,884       87,286,080
                                                ------------      -----------
END OF YEAR (INCLUDING UNDISTRIBUTED NET
  INVESTMENT INCOME OF $1,095,115 AND
  $1,075,039, RESPECTIVELY)..............       $ 66,959,097      $77,967,884
                                                ============      ===========

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2000

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from sales of securities........................    $ 37,820,093
  Purchases of securities..................................     (37,289,377)
  Net purchases of short term investments..................      (1,535,515)
  Interest received........................................      10,934,626
  Dividends received.......................................         488,304
  Other received...........................................          37,403
  Interest paid in cash....................................      (2,281,972)
  Expenses paid............................................        (716,389)
                                                               ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES.......       7,457,173
                                                               ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends reinvested.....................................         620,042
  Dividends paid in cash...................................      (8,552,338)
                                                               ------------
           NET CASH USED FOR FINANCING ACTIVITIES..........      (7,932,296)
                                                               ------------
Net increase (decrease) in cash............................        (475,123)
Cash at beginning of year..................................         911,043
                                                               ------------
Cash at end of year........................................    $    435,920
                                                               ============
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES
  Net increase (decrease) in net assets resulting from
    operations.............................................    $ (3,483,874)
  Net increase (decrease) in investments...................       9,716,274
  Increase (decrease) in interest receivable...............         194,081
  Increase (decrease) in prepaid expenses and other........         (14,831)
  Increase (decrease) in accounts payable and accrued
    expenses...............................................       1,076,245
  Increase (decrease) in interest payable..................         (30,722)
                                                               ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES.......    $  7,457,173
                                                               ============

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

A.  Significant Accounting Policies:

    The Company is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with accounting principles generally accepted in the United States of America.

    (1) Investments in debt securities are valued at the average of representative closing bid prices on the last business day of the year. Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the closing bid price on that date. Short-term notes are valued at cost plus accrued discount earned. Securities for which market quotations are not readily available (which include all restricted securities) are valued at fair value as determined in good faith by the Company's Board of Directors; such values require the use of estimates.

        Premiums on debt securities are not being amortized and discounts are not being accrued except for original issue discounts which are being accrued for tax purposes as the Company engages in portfolio trading from time to time. Such portfolio trading makes it unlikely that most investments would be held to maturity.

        The Company will adopt the provisions of the AICPA Audit and Accounting Guide for Investment companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Company will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Company did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Company, but will result in an increase or decrease to cost of securities and a corresponding increase or decrease in net unrealized appreciation/depreciation.

    (2) Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

    (3) It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Gain or loss on sales of securities is determined on the basis of average cost for

CNA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

financial statement purposes and identified cost for Federal income tax purposes. The identified cost of investments owned at December 31, 2000 was $110,126,690; based upon Federal tax cost of investments, the unrealized gains and losses was ($13,402,284). At December 31, 2000, there was a capital loss carry-over of approximately $11,887,782, which expires as follows: $2,203,423 in 2002, $350,141 in 2003, $1,390,664 in
       2006, $3,206,180 in 2007 and $4,737,374 in 2008. This carry-over will be used to offset future net capital gains, if any.

B.  Bank Credit Facility Notes:

    On June 2, 1997, the Company entered into a five year bank credit facility (the "Credit Facility") with the First National Bank of Chicago ("First Chicago") as administrative agent (the "Agent") in the amount of $30,000,000. The Credit Facility bears a variable interest rate based on the Company's choice of either: (i) the spread over Bank One's N.A. prime rate or (ii) the spread over the London Interbank Offered Rate (LIBOR). The initial interest rate was 7.48% per annum as of June 2, 1997.

    The Company has entered into an interest rate swap transaction to hedge the variable interest payment obligations of the Credit Facility. The swap transaction effectively converts the variable interest rate obligation of the Credit Facility into a fixed interest rate obligation, because the Company shall select interest periods for the Credit Facility which will match the payments it will receive under the interest rate swap transaction. Thus, the interest rate that the Company will pay over the five year term will remain fixed at 7.48% per annum.

    The Company incurred $92,500 of deferred expenses associated with the Credit Facility and related interest rate swap transaction. The deferred expenses will be amortized over the five year life of the Credit Facility.

C.  Securities Loaned:

    During the year ended December 31, 2000 the Company did not loan any securities.

D.  Purchases and Sales of Investments other than Short-term Notes:

                                                                  PROCEEDS
                                                                    FROM
                                                  COST OF         SALES OR
                                                 PURCHASES       MATURITIES
                                                -----------      -----------
    Corporate Bonds....................         $31,367,720      $28,981,867
    Preferred Stock....................           3,284,088        2,615,138
    Common Stock.......................           2,671,033        3,547,778
    Warrants...........................             251,000                7

CNA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

E.  Capital Stock:

    At December 31, 2000, the authorized capital stock of the Company consists of 15,000,000 shares of $1 par value. 9,523,676 shares have been registered for sale, 267 are treasury shares, 9,281,267 shares are issued and outstanding, after giving effect to increases of 96,702, 182,905, 160,138 and 169,162 shares issued in connection with the automatic dividend reinvestment plan (the "Plan") for 2000, 1999, 1998 and 1997, respectively. 157,390 shares have been reserved for the Plan.*

F.  Transactions with Affiliated Companies:

    Continental Assurance Company (CAC), a wholly-owned subsidiary of CNA Financial Corporation, provides various services as investment advisor to the Company. The Company pays a fee at an annual rate of 1/2 of 1% (.5%) of the average weekly net assets of the Company for these services. The Company also pays its other costs and expenses of operating the Company directly. The agreement between the Company and CAC, however, provides for a ceiling on certain of these costs and expenses. If this ceiling is exceeded, CAC is required to reimburse the Company. No such reimbursement was required in 2000.

    All officers of the Company are officers or employees of CAC or its affiliates. Only unaffiliated directors receive directors' fees.

G.  Unaudited Quarterly Results of Operations:

    The following is a summary of 2000 unaudited quarterly results of operations:

                                                       NET REALIZED AND
                                                       UNREALIZED GAINS
                                  NET INVESTMENT          (LOSSES) ON
                                      INCOME              INVESTMENTS
                                ------------------   ---------------------
                                              PER                    PER
    THREE MONTHS   INVESTMENT     AMOUNT     SHARE      AMOUNT      SHARE
    -------------  ----------   ------------------   ---------------------
    Mar. 31, 2000  $2,994,258   $2,240,401    0.24   $    547,605   $ 0.06
    Jun. 30, 2000   3,056,957    2,309,724    0.25     (3,383,580)   (0.37)
    Sep. 30, 2000   2,677,031    1,810,860    0.19     (2,770,855)   (0.30)
    Dec. 31, 2000   2,590,380    1,956,199    0.22     (6,194,228)   (0.67)

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 2000

PRINCIPAL                                                          MARKET
  AMOUNT                                              COST        VALUE(1)
----------                                        ------------   -----------
DEBT SECURITIES--132.9%
             AEROSPACE--2.9%
$1,000,000   Norhrop-Grumman Corporation
               9.375% Deb, Due 10/15/24.........  $  1,154,340   $ 1,044,456
 1,000,000   Sabreliner Corp.
               11.000% Sr Nts, Due 6/15/08......       885,000       806,250
                                                  ------------   -----------
                                                     2,039,340     1,850,706
                                                  ------------   -----------
             AUTOMOTIVE--4.4%
 1,000,000   Auburn Hills Trust
               12.000% Deb, Due 5/1/20..........     1,000,000     1,391,595
 1,000,000   J.L. French Automotive Castings,
               Inc.
               11.500% Co Gtd Nts,
               Due 6/1/09.......................       850,000       540,000
 1,000,000   Visteon Corporation
               8.250% Sr Nts, Due 8/1/10........       984,220       985,990
                                                  ------------   -----------
                                                     2,834,220     2,917,585
                                                  ------------   -----------
             APPAREL--2.5%
 1,000,000   Norton McNaughton, Inc.
               12.500% Co Gtd Nts, Due 6/1/05...       800,000       880,000
 1,000,000   Supreme International Corp.
               12.250% Co Gtd Nts, Due 4/1/06...       988,520       815,000
                                                  ------------   -----------
                                                     1,818,520     1,695,000
                                                  ------------   -----------
             BANKS--8.3%
 2,000,000   BankAmerica Institutional Capital A
               8.070% Co Gtd Nts, Due
               12/31/26.........................     2,016,060     1,832,288
 1,000,000   FBS Capital I
               8.090% Co Gtd Nts, Due
               11/15/26.........................     1,000,000       939,115
 2,000,000   Washington Mutual Capital 1
               8.375% Co Gtd Nts,
               Due 6/1/27.......................     2,045,910     1,864,394
 1,000,000   Zions Instit Capital Trust A
               8.536% Co Gtd Nts, Due
               12/15/26.........................     1,092,500       929,200
                                                  ------------   -----------
                                                     6,154,470     5,564,997
                                                  ------------   -----------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                          MARKET
  AMOUNT                                              COST        VALUE(1)
----------                                        ------------   -----------
DEBT SECURITIES--(Cont'd)
             BROADCASTING--4.9%
$1,500,000   Clear Channel Communications, Inc.
               7.250% Deb Due 10/15/27..........  $  1,377,825   $ 1,364,660
 1,500,000   Globo Communicacoes Part
               10.625% Unsub, Due 12/5/08(2)....     1,272,500     1,271,250
 1,000,000   XM Satellite Radio Inc.
               14.000% Units, Due 3/15/10(2)....       780,000       550,000
                                                  ------------   -----------
                                                     6,154,470     5,564,997
                                                  ------------   -----------
             CABLE--8.4%
 1,500,000   CF Cable TV, Inc.
               9.125% Sec. Nts, Due 7/15/07.....     1,560,000     1,651,551
 1,000,000   Cablevision SA
               13.750% Bds, Due 5/1/09..........       890,000       730,000
 1,000,000   Tele-Communications, Inc.
               9.800% Deb, Due 2/1/12...........     1,081,400     1,161,507
 1,750,000   Tele-Communications, Inc.
               10.125% Deb, Due 4/15/22.........     1,780,775     2,098,409
                                                  ------------   -----------
                                                     5,312,175     5,641,467
                                                  ------------   -----------
             CHEMICALS--5.1%
 1,000,000   Equistar Chemicals, LP
               8.750% Sr Nts, Due 2/15/09.......     1,015,930       864,656
 1,000,000   Montell Finance Co-B.V.
               8.100% Co Gtd Nts, Due 3/15/27...     1,011,250       928,292
 1,500,000   Union Carbide Corporation
               8.750% Sr Nts, Due 8/1/22........     1,631,250     1,599,636
                                                  ------------   -----------
                                                     3,658,430     3,392,584
                                                  ------------   -----------
             COMMUNICATIONS--15.7%
 1,000,000   Allegiance Telecom, Inc.
               12.875% Sr Nts, Due 5/15/08......       980,090       975,000
 1,500,000   AMSC Acquisition Company, Inc.
               12.250% Co Gtd Nts, Due 4/1/08...     1,259,985       555,000
 1,000,000   CIA Radiocomunic Moviles
               9.250% Nts, Due 5/8/08(2)........     1,416,250     1,230,000
 1,000,000   Celcaribe SA
               14.500% Sr Nts, Due 3/15/04......       910,000       555,000
 1,500,000   Convergent Communications Inc.
               13.000% Sr Nts, Due 4/1/08.......     1,492,500       540,000
 1,000,000   IMPSAT Corporation
               12.125% Co Gtd Nts, Due
               7/15/03..........................     1,000,000       770,000

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                          MARKET
  AMOUNT                                              COST        VALUE(1)
----------                                        ------------   -----------
DEBT SECURITIES--(Cont'd)
$  750,000   Orbital Imaging Corp.
               11.625% Sr Nts, Due 3/1/05.......  $    576,875   $   112,500
 1,500,000   Orion Network Systems
               11.250% Sr Nts, Due 1/15/07......     1,455,000       615,000
 1,000,000   PF Net Communications, Inc.
               13.750% Sr Nts, Due 5/15/2010....       799,938       600,000
 2,000,000   Sprint Spectrum L.P.
               11.000% Sr Nts, Due 8/15/06......     2,207,500     2,145,882
 1,000,000   Telephone & Data Systems
               8.400% Med Term Nts, Due
               2/24/23..........................     1,048,480     1,031,859
 1,000,000   Telephone & Data Systems
               9.550% Med Term Nts, Due
               11/15/21.........................     1,088,750     1,033,990
 1,000,000   Viatel Inc.
               11.250% Sr Nts, Due 4/15/08......       960,000       300,000
                                                  ------------   -----------
                                                    15,195,368    10,464,231
                                                  ------------   -----------
             CONSUMER PERSONAL PRODUCTS--0.7%
   500,000   Alberto-Culver Company
               6.375% Deb, Due 6/15/20..........       456,740       469,508
                                                  ------------   -----------
             ELECTRONICS DISTRIBUTION--1.3%
 1,500,000   Reptron Electronics Inc.
               6.750% Sub Nts, Due 8/1/04.......       972,500       901,875
                                                  ------------   -----------
             ENERGY--4.1%
 1,000,000   Husky Oil Ltd.
               8.900% Bds, Due 8/15/28..........       997,532     1,004,693
 1,500,000   Pennzenergy Company
               10.250% Deb, Due 11/1/05.........     1,759,855     1,715,208
                                                  ------------   -----------
                                                     2,757,387     2,719,901
                                                  ------------   -----------
             ENTERTAINMENT--4.2%
 1,000,000   Liberty Media Group
               8.500% Nts, Due 7/15/29..........       997,270       938,075
 1,500,000   Time Warner Entertainment Company
               L.P.
               10.150% Nts, Due 5/1/12..........     1,607,530     1,851,029
                                                  ------------   -----------
                                                     2,604,800     2,789,104
                                                  ------------   -----------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                          MARKET
  AMOUNT                                              COST        VALUE(1)
----------                                        ------------   -----------
DEBT SECURITIES--(Cont'd)
             FINANCIAL--3.2%
$2,000,000   Ford Motor Credit Corp
               9.030% Nts, Due 12/30/09.........  $  2,133,200   $ 2,158,556
                                                  ------------   -----------
             FOOD/RETAIL--1.6%
 1,000,000   Shoppers Food Warehouse Corp
               9.750% Co Gtd Nts,
               Due 6/15/04......................     1,040,000     1,047,801
                                                  ------------   -----------
             FOREST PRODUCTS--4.4%
 1,000,000   Boise Cascade Corporation
               9.850% Nts, Due 6/15/02..........     1,091,910     1,013,901
 1,200,000   Georgia Pacific Corporation
               9.500% Deb, Due 5/15/22..........     1,179,000     1,019,015
 1,255,000   Scotia Pacific Company LLC
               7.710% Nts, Due 1/20/14..........       978,900       884,612
                                                  ------------   -----------
                                                     3,249,810     2,917,528
                                                  ------------   -----------
             GOVERNMENT DEBT--6.3%
             UNITED STATES--1.3%
   513,000   U.S. Treasury Bonds
               15.750% Due 11/15/01.............       837,285       556,445
   255,000   U.S. Treasury Bonds
               11.625% Due 11/15/04.............       258,825       311,956
                                                  ------------   -----------
                                                     1,096,110       868,401
                                                  ------------   -----------
             INTERNATIONAL AGENCIES--5.0%
 3,000,000   International Bank for
               Reconstruction & Development
               12.375% Due 10/15/02.............     3,552,750     3,340,158
                                                  ------------   -----------
             INFORMATION TECHNOLOGIES--0.4%
 1,000,000   Rhythms Netconnections
               12.750% Sr Nts, Due 4/15/09......       970,000       250,000
                                                  ------------   -----------
             INSURANCE--2.3%
 1,000,000   Anthem Insurance
               9.125% Nts, Due 4/1/10(2)........       898,480       982,380
   457,000   Conseco, Inc.
               10.500% Sr Nts, Due 12/15/04.....       528,548       382,738
                                                  ------------   -----------
                                                     1,427,028     1,365,118
                                                  ------------   -----------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                          MARKET
  AMOUNT                                              COST        VALUE(1)
----------                                        ------------   -----------
DEBT SECURITIES--(Cont'd)
             INTERNET--0.2%
$  500,000   Cybernet Internet Services 14.000%
               Serv Units, Due 7/1/09...........  $    500,000   $   150,000
                                                  ------------   -----------
             LEISURE--1.0%
 1,000,000   Trump AC Assoc/FNDG Inc.
               11.250% Co Gtd Nts, Due 5/1/06...       967,259       655,000
                                                  ------------   -----------
             LODGING--0.2%
   500,000   Epic Resorts LLC/CAP
               13.000% Sr Nts, Due 6/15/05......       487,500       122,500
                                                  ------------   -----------
             METALS--3.5%
 1,000,000   Haynes International, Inc.
               11.625% Sr Nts,
               Due 9/1/04.......................       902,917       700,000
 1,000,000   Inco Ltd.
               9.600% Deb, Due 6/15/22..........     1,062,970       992,664
 1,000,000   Kaiser Aluminum & Chemicals
               12.750% Sr Sub Nts, Due 2/1/03...       930,000       680,000
                                                  ------------   -----------
                                                     2,895,887     2,372,664
                                                  ------------   -----------
             MINING--4.0%
 1,500,000   Cyprus Amax Minerals Inc,
               8.375% Deb, Due 2/1/23...........     1,419,735     1,552,965
 2,000,000   Grupo Minero Mexico SA
               8.250% Co Gtd Nts,
               Due 4/1/08.......................     1,862,140     1,690,000
                                                  ------------   -----------
                                                     3,281,875     3,242,965
                                                  ------------   -----------
             MORTGAGE BANKING--2.7%
 2,000,000   Countrywide Capital I
               8.000% Co Gtd Nts, Due
               12/15/26.........................     1,877,348     1,754,906
                                                  ------------   -----------
             PLASTIC COMPONENTS--0.4%
 1,000,000   Moll Industries, Inc.
               10.500% Sr Sub Nts, Due 7/1/08...       430,000       280,000
                                                  ------------   -----------
             RESTAURANT--1.2%
   899,000   American Restaurant Group, Inc.
               11.500% Co Gtn Nts, Due
               2/15/03..........................       714,705       809,100
                                                  ------------   -----------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                          MARKET
  AMOUNT                                              COST        VALUE(1)
----------                                        ------------   -----------
DEBT SECURITIES--(Cont'd)
             RETAIL/AUTO PARTS--1.0%
$1,000,000   Pep Boys - Manny Moe Jack
               6.710% Med Term Nts, Due
               11/3/04..........................  $    631,556   $   641,401
                                                  ------------   -----------
             RETAIL/DEPARTMENT STORES--2.5%
 1,000,000   Ames Department Stores, Inc.
               10.000% Sr Nts, Due 4/15/06......       838,750       150,000
 1,500,000   The May Department Stores Company
               8.300% Co Gtd Nts, Due 7/15/26...     1,558,605     1,543,110
                                                  ------------   -----------
                                                     2,397,355     1,693,110
                                                  ------------   -----------
             SATELLITE TELEVISION--2.0%
 1,500,000   Innova S DE R.L.
               12.875% Sr Nts, Due 4/1/07.......     1,393,110     1,320,000
                                                  ------------   -----------
             SEMI-CONDUCTOR EQUIPMENT--0.5%
   750,000   Integrated Process Equipment Corp.
               6.250% Bds, Due 9/15/04..........       625,000       354,375
                                                  ------------   -----------
             TELECOM SERVICES--1.4%
 1,000,000   Mastec, Inc. 7.750% Sr Sub Nts, Due
               2/1/08...........................       955,000       925,000
                                                  ------------   -----------
             TEXTILE--1.2%
 1,000,000   Advanced Glassfiber Yarn
               9.875% Sr Sub Nts, Due 1/15/09...       980,000       800,000
                                                  ------------   -----------
             TOLL ROAD REVENUE--1.0%
 1,000,000   GS Superhighway Holdings
               10.250% Sr Nts, Due 8/15/07......       993,490       695,000
                                                  ------------   -----------
             TRANSPORTATION--22.3%
             Airlines--18.5%
   932,900   Airplane Pass-Thru Trust
               8.150% Co Gtd Nts, Due 3/15/19...       934,066       912,871
 2,250,000   American Airlines, Inc.
               10.180% Col Ts,
               Due 1/2/13.......................     2,208,730     2,429,078
   808,262   Atlantic Coast Airlines, Inc.
               8.750% Pass Thru Costs, Due
               1/1/07(2)........................       808,407       813,738

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                          MARKET
  AMOUNT                                              COST        VALUE(1)
----------                                        ------------   -----------
DEBT SECURITIES--(Cont'd)
$  903,571   Atlas Air, Inc.
               8.770% Pass Thru Costs, Due
               1/2/11...........................  $    886,575   $   928,482
 2,243,000   Delta Air Lines, Inc.
               10.790% Equip Tr Cert, Due
               3/26/14(2).......................     2,288,385     2,541,207
   500,000   Delta Air Lines, Inc.
               10.500% Pass Thru Costs, Due
               4/30/16..........................       513,750       568,990
   971,186   Midway Airlines
               8.140% Pass Thru Costs, Due
               1/2/13...........................       971,186       932,319
   941,544   Northwest Airlines, Inc.
               8.130% Pass Thru Costs, Due
               2/1/14...........................       914,999       944,830
 1,000,000   United Airlines, Inc.
               10.850% Equip Tr Cert, Due
               7/15/14..........................     1,000,000     1,133,530
 1,000,000   United Airlines, Inc.
               10.850% Equip Tr Cert, Due
               2/19/15..........................     1,000,000     1,133,530
                                                  ------------   -----------
                                                    11,526,098    12,338,575
                                                  ------------   -----------
             Leasing--2.6%
 1,250,000   Interpool Capital Trust
               9.875% Co Gtd Nts, Due 2/15/27...     1,223,125       891,888
 1,000,000   SUSA Partnership, L.P.
               7.450% Debs, Due 7/1/18..........       998,820       843,979
                                                  ------------   -----------
                                                     2,221,945     1,735,867
                                                  ------------   -----------
             Movers--1.2%
 1,000,000   North American Van Lines
               13.375% Sr Sub Nts, Due
               12/1/09(2).......................       926,250       820,000
                                                  ------------   -----------
             UTILITIES--7.1%
             Electric--3.0%
 1,250,000   Espirito Santo Centrais
               10.000% Sr Nts, Due 7/15/07......     1,227,500     1,000,000
 1,000,000   Southern Energy, Inc.
               10.060% Pass Thru Certs, Due
               12/30/28(2)......................     1,004,930     1,003,800
                                                  ------------   -----------
                                                     2,232,430     2,003,800
                                                  ------------   -----------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                          MARKET
  AMOUNT                                              COST        VALUE(1)
----------                                        ------------   -----------
DEBT SECURITIES--(Cont'd)
             Gas--0.6%
$  555,910   Transgas de Occidente S.A.
               9.790% Sr Nts, Due 11/1/10.......  $    573,809   $   416,933
                                                  ------------   -----------
             Telephone--3.5%
 1,500,000   GTE Corporation
               7.900% Deb, Due 2/1/27...........     1,500,000     1,480,805
 1,000,000   Telefonica De Argentina
               9.125% Nts, Due 5/7/08(2)........       923,750       870,000
                                                  ------------   -----------
                                                     2,423,750     2,350,805
                                                  ------------   -----------
             TOTAL DEBT SECURITIES--132.9%......    99,737,538    89,022,428
                                                  ------------   -----------
PREFERRED STOCK--3.5%
NUMBER OF
  SHARES
---------
     1,000   Broadwing Communications...........     1,015,000       970,000
    19,000   Georgia Pacific....................       599,638       651,947
    13,221   Hybridon, Inc. ....................     1,546,193       161,561
    20,000   Loral Space & Communications
               Ltd. ............................       886,875       245,000
    20,000   Tribune Company....................       273,500       341,250
                                                  ------------   -----------
                                                     4,321,206     2,369,758
                                                  ------------   -----------
COMMON STOCK--4.1%
NUMBER OF
  SHARES
---------
     3,829   Globalstar Telecommunications
               Ltd. ............................             0         3,470
    60,000   Healthcare Realty Trust Company....     1,074,881     1,275,000
    43,847   Hybridon, Inc. ....................        38,146        18,416
    45,000   Hospitality Properties Trust.......     1,005,689     1,018,125
     1,000   Motels of America, Inc. ...........            15            10
    24,713   Pathmark Stores, Inc. .............     1,325,220       407,763
                                                  ------------   -----------
                                                     3,443,951     2,722,784
                                                  ------------   -----------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

WARRANTS--0.6%
NUMBER OF                                                          MARKET
 WARRANTS                                            COST         VALUE(1)
----------                                       ------------   ------------
    11,850   Capital Pac Holdings, Inc. .......  $          0   $          0
     6,000   Convergent Communications.........             0         60,000
       500   Cybernet Internet.................             0              0
     1,000   Epic Resorts......................             0             10
    92,977   Hybridon, Inc. ...................             0          4,649
     1,500   Ionica Plc........................             0              0
     1,500   Motient Corporation...............            15         21,000
    23,160   Natwest Star Choice...............             0         57,900
       750   Orbital Imaging Corp. ............        15,000          6,750
    17,481   Pathmark Stores, Inc. ............             0         84,127
     1,000   PF Net Communications.............       236,000        100,000
     1,000   XM Satellite Radio................       140,000         35,000
     3,000   Waminet, Inc. ....................        19,980         27,000
                                                 ------------   ------------
                                                      410,995        396,436
                                                 ------------   ------------
                 TOTAL DEBT SECURITIES,
                 PREFERRED AND COMMON STOCKS
                 AND WARRANTS--
                   141.1%......................  $107,913,690   $ 99,511,406
                                                 ============   ============
SHORT-TERM NOTES--3.3%
PRINCIPAL
  AMOUNT
----------
 $ 459,000   Bank One
               6.30% Repo, 1/2/01..............       459,000        459,000
 1,754,000   Bank One
               6.40% Repo 1/4/01...............     1,754,000      1,754,000
----------                                       ------------   ------------
 2,213,000                                          2,213,000      2,213,000
                                                 ------------   ------------
                 TOTAL INVESTMENTS--
                   144.4%......................  $110,126,690    $96,724,406
                                                 ============   ============

(1) for determination of Market Value see Note A to Financial Statements.

(2) Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(3) The Total Market Value represents 144.4% of the Net Assets at December 31, 2000.

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS
--------------------------

                                           FOR THE YEAR ENDED DECEMBER 31,
                                   ------------------------------------------------
                                    2000      1999       1998      1997      1996
                                   -------   -------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning
  of year.......................    $ 8.49    $ 9.70     $10.75    $10.23      9.75
                                   =======   =======   ========   =======   =======
Investment income--net..........    $  .90    $  .96     $  .97    $  .98    $  .99
Realized (loss) on
  investments--net..............   ($  .67)  ($  .44)   ($  .13)   $  .10   ($  .03)
Unrealized (loss) on
  investments--net..............   ($  .61)  ($  .77)   ($  .93)   $  .40    $  .50
                                   -------   -------   --------   -------   -------
Total from investment
  operations....................   ($  .38)  ($  .25)   ($  .09)   $ 1.48    $ 1.46
                                   -------   -------   --------   -------   -------
Total distributions to
  shareholders..................   ($  .90)  ($  .96)   ($  .96)  ($  .96)  ($  .98)
                                   -------   -------   --------   -------   -------
Net asset value, end of year....    $ 7.21    $ 8.49     $ 9.70    $10.75    $10.23
                                   =======   =======   ========   =======   =======
Market price per share, end of
  year..........................   $6.8125    $7.125   $10.1875    $12.00    $10.25
                                   =======   =======   ========   =======   =======

TOTAL INVESTMENT RETURN*
Based on market price per
  share.........................     8.25%   (20.63%)    (7.10%)   26.43%     9.56%
Based on net asset value per
  share.........................    (4.48%)   (2.58%)    (0.84%)   14.47%    14.97%

RATIO TO AVERAGE NET ASSETS
Operating Expenses..............     1.03%     0.97%      0.95%     0.82%     0.87%
Total Expenses..................     4.03%     3.66%      3.53%     3.29%     3.52%
Investment income--net..........    11.38%    10.45%      9.92%     9.47%    10.02%
                                   -------   -------   --------   -------   -------

SUPPLEMENTAL DATA
Net assets--end of year (in
  thousands)....................   $66,959   $77,968    $87,286   $95,026   $88,723
Portfolio turnover..............    33.04%    36.16%     26.74%    59.86%    65.73%

*Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or lesser than the net asset value.

                 See Accompanying Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of CNA Income Shares, Inc.:

We have audited the accompanying statement of assets and liabilities of CNA Income Shares, Inc., including the schedule of investments, as of December 31, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and broker; where replies were not received from brokers, we preformed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CNA Income Shares, Inc. as of December 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five-years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York
February 16, 2001

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Company is to provide a high level of current income, with capital appreciation as a secondary objective. In seeking to achieve its objectives, the Company must invest its assets in the following manner:

A.  At least 50% of the value of the Company's total assets must be invested in:

    (1) Straight debt securities or debt securities which are convertible into or exchangeable for, or which carry warrants to purchase common stock or other interests, which are rated at the time of purchase within the four highest classifications assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB), or Duff & Phelps Inc. (AAA, AA, A or BBB). Any subclassifications of the ratings indicated shall not be deemed to be separate classifications for purposes of the Company's investment objectives and policies and investment restrictions (e.g., Moody's Aa1, Aa2 and Aa3 subclassifications shall be included within its Aa classification);

    (2) Securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

    (3) Securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof;

    (4) Obligations of, or guaranteed by, national or state banks or bank holding companies whose primary assets are banks, and which obligations, although not rated as a matter of policy by either Moody's Investors Service, Inc., Standard & Poor's Corporation or Duff & Phelps Inc. are considered by management to have investment quality comparable to securities which may be purchased under item 1 above;

    (5) Commercial paper; and

    (6) Cash or cash equivalents, such as U.S. Treasury Bills.

B.  Up to 25% of the value of the Company's total assets may consist of:

    (1) Debt securities not included in item A above;

    (2) Securities not included in item A above which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests;

    (3) Preferred stocks; and

    (4) Common stocks.

C. Up to 25% of the value of the Company's total assets may consist of straight debt securities not included in item A or item B above.

In seeking to achieve its objectives, the Company invests and has invested primarily in debt securities rated in the four highest rating categories assigned by nationally recognized rating agencies but, as set forth above, may also invest in other securities such as United States and Canadian Government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents or in debt securities rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default. The lower the rating category of a debt security, the higher the degree of speculation of an investment in such security, with increased risk of loss of principal and interest and, generally, a volatility of market price which is greater than the average for higher rated securities. The Company's operating policy, however, is generally not to purchase rated debt securities which, at the time of purchase, are rated lower than B- by Standard & Poor's Corporation or Duff & Phelps Inc., or B3 by Moody's Investors Services, Inc. These debt securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms. If the rating of a debt security in the Company's portfolio is reduced below B- or B3, as the case may be, after purchase, the Company may either sell the debt security or continue to hold it, depending upon market characteristics. The Company is permitted to buy debt securities which have not been rated by a nationally recognized rating agency if, in the opinion of the Adviser, such unrated debt securities are of comparable quality to the rated debt securities in which the Company may invest.

In making purchases within the policies listed above, the Company will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions. Also, the Company will invest at least 80% of the value of its total assets in income producing securities. No assurance can be given that the Company will achieve its investment objectives.

By virtue of items A.(1) or A.(2), the Company is permitted to buy certain debt securities, known as "interest only" mortgage-backed securities, in which the issuer is only obligated to pay a fixed rate of interest based on a stated principal amount, but does not make any principal payments. Each month the stated principal amount is adjusted to reflect both scheduled payments and prepayments of principal on the underlying mortgages. For example, the Company may buy certain debt securities issued by the Federal National Mortgage Association (FNMA), a United States government agency, which carry an additional risk not associated with other FNMA issues. The holder purchases the security at a price which is lower than the holder's expectations of payments of interest from the issuer. If payments of principal on the underlying mortgages are different than the holder's expectation of principal paydowns, then the actual payments of interest by the issuer could be more or less than the holder's expectation of interest payments.

By virtue of items A.(1) or A.(2), the Company is also permitted to buy certain debt securities, known as inverse interest rate floaters. These securities do not carry a fixed rate of interest, but instead pay interest based on a formula which varies inversely with the then current market interest rate (the "formula interest rate"), as reflected by a referenced interest rate on a specific date near the interest payment date (the "interest calculation date"). For example, if the referenced interest rate decreases on an interest calculation date from the referenced interest rate on the prior interest calculation date, then the formula interest rate will increase on that interest calculation date versus the prior interest calculation date. If the referenced rate of interest on the current interest calculation date is different than such rate was on the interest calculation date prior to purchase, then the interest payments received by the holder may be more or less than the holder expected to receive based on the referenced rate in effect on the date of purchase.

The foregoing percentage limitations apply at the time of purchase of securities. The Company may exercise conversion rights, warrants or other similar rights, and securities thereby received or remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition, in each case without regard to the foregoing limitations.

INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies and may be changed only by the vote of a "majority" of the Company's outstanding voting securities, which means the lesser of (1) 67% of the Company's outstanding voting securities present in person or by proxy at a meeting of the security holders if more than 50% of the outstanding voting securities are present in person or by proxy or (2) more than 50% of the Company's outstanding voting securities.

The Company will not:

 (1) Issue any senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except in connection with borrowing permitted in item 2 below or to the extent investments in interest rate futures contracts or fixed income options permitted in item 20 below are considered to result in the issuance of senior securities.

 (2) Borrow money, except for investment leverage.

 (3) Mortgage, pledge or hypothecate its assets, except in connection with borrowing money as mentioned in item 2 above. This provision shall not apply to deposits, or similar arrangements, made in connection with the entering into or holding of interest rate futures contracts or purchasing, selling, holding or writing fixed income options.

 (4) Act as underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, the Company may be deemed to be an underwriter under applicable laws.

 (5) Purchase or sell real estate or interests in real estate, except that the Company may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

 (6) Purchase or sell commodities or commodity contracts, except that the Company may enter into interest rate futures contracts or fixed income options and make deposits or have similar arrangements in connection therewith.

 (7) Invest more than 5% of the value of its total assets to the securities of any one issuer (other than cash items and securities of the United States Government or its agencies or instrumentalities), or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

 (8) Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

 (9) Invest more than 25% of the value of its total assets in securities of issuers in any one industry (gas, electric and telephone companies will be considered to be in separate industries, as will banks, finance companies, savings and loan associations, insurance companies and other credit institutions) except that at times when a significant portion of the market for corporate debt securities is composed of issues in the electric utility industry or the telephone utility industry, as the case may be, the Company may invest up to 35% of its assets in the issues of such industry if the Company has cash for such investment and if, in the judgment of management, the return available from such securities and the marketability, quality and availability thereof justify such concentration in light of the Company's investment objectives. The market for corporate debt securities will be considered to be composed of a significant portion of debt securities of either, the electric utility industry or the telephone utility industry, as the case may be, at any time that, to the best of the Company's knowledge, 10% or more of the principal amounts of all new issue offerings of corporate debt securities in principal amounts of $25,000,000 or more and within the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Duff & Phelps Inc., offered within the prior 60-day period or scheduled to be offered during the subsequent 30-day period consists of such issues in such industry.

(10) Purchase or retain the securities of any issuer, if, to the Company's knowledge, those officers or directors of the Company or of the Adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

(11) Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with the Company's investment objectives and policies and for loans of portfolio securities as described above.

(12) Purchase securities on margin, except that the Company may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and except that the Company may enter into and hold interest rate futures contracts and purchase, sell, hold or write fixed income options and may make deposits or make similar arrangements in connection therewith.

(13) Participate on a joint or joint and several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities and other accounts under the management of the Adviser or affiliates to save commissions or to average prices among them is not deemed to result in a securities trading account.

(14) Purchase interests in oil, gas, or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production of or transmission of oil, gas or other materials.

(15) Invest in puts, calls or combinations thereof except fixed income options.

(16) Make short sales, except sales "against the box."

(17) Purchase the securities of other investment companies.

(18) Invest for the purposes of exercising control or management.

(19) Purchase securities issued by CNA Financial Corporation or its subsidiaries.

(20) Enter into any interest rate futures contract or write any fixed income option if, immediately thereafter, the sum of (a) the then aggregate futures and option market prices of financial instruments and fixed income options required to be delivered under open futures contract sales of the Company and open fixed income call options written by the Company and (b) the aggregate purchase price under open futures contract purchases of the Company and open fixed income put options written by the Company, would exceed, in the aggregate, an amount equal to the lesser of (i) five percent of the Company's net asset value or (ii) one-third of the total assets of the Company less all liabilities not related to fixed income options written by the Company and interest rate futures contracts.

Notwithstanding item 6, the Company is permitted to buy certain debt securities, known as Principal Exchange Rate Linked Securities (PERLS), in which the interest or principal component is determined by calculating with reference to a formula based on one or more commodities, including currencies, so long as the security does not constitute a commodity or commodity contract. For example, the Company may buy certain debt securities issued by the Federal National Mortgage Association ("FNMA"), a United States government agency, which carry an additional risk not associated with other FNMA issues. They pay interest based upon a specified interest rate and a principal amount denominated in United States dollars. At maturity, the principal is paid in United States dollars, but the amount of principal that will be paid is calculated according to a predetermined formula involving the value of one or more foreign currencies on a particular date near the maturity date (the "principal payment formula"). This kind of security is subject to the risk that the currency that is part of the principal payment formula may be valued at an amount which could cause the principal paid at maturity to be greater or less than the amount of principal upon which the interest rate is calculated.

By virtue of item 8, it would be possible for the Company to invest up to 25% of its assets in restricted securities, which are securities acquired in private placement transactions. Such securities generally may not be resold without registration under the Securities Act of 1933 except in transactions exempt from the registration requirements of such Act. This limitation on resale can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale, the securities are registered under the Securities Act of 1933 at the Company's expense, the Company's expenses would be increased.

By virtue of item 9, it would be possible for the Company to invest up to 70% of its assets in securities of the electric utility and telephone utility industries (up to 35% in each of such industries) if the Company had cash for such investment and if, in the Company's judgment, the return available from such industry, and the marketability, quality and availability of the debt securities of such industry, justified such concentration in light of the Company's investment objectives. However, if sufficient cash was not available or if the securities available did not meet the above-mentioned tests of return, marketability, quality and availability, such concentration would not occur. Also, the Company would not be required to sell portfolio securities in order to make cash available for such concentration, although the Company would not be prohibited from doing so. Furthermore, the Company's ability to so concentrate its assets would always be contingent upon compliance with other applicable investment restrictions. Concentration of the Company's assets in either the electric utility or the telephone utility industries could result in increased risks. Risks of investments in either industry may arise from difficulties in obtaining an adequate return on capital because of financing costs and construction programs and the fact that regulatory authorities might not approve rate increases sufficient to offset increases in operating expenses. In addition, risks of investments in the electric utility industry may arise from environmental conditions, fuel shortages and government-mandated energy conservation programs.

By virtue of item 20, the Company has a limited ability to enter into interest rate futures contracts and to write fixed income options. Interest rate futures contracts and fixed income options create an obligation by the Company to purchase or to sell a specific financial instrument at a specified future time at a specified price. The principal risk of interest rate futures contracts and fixed income options is that unexpected changes in the general level of interest rates could adversely affect the value of the investment. The Company has not written fixed income options for several years and has never entered into interest rate futures contracts.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All persons who become registered holders of Common Stock (other than brokers and nominees of banks or other financial institutions) become participants ("Participants") in the Company's Dividend Reinvestment Plan (the "Plan") 15 days thereafter unless they file a written election to terminate participation with the Company's Transfer Agent.

The Plan is administered by William O'Neill & Co., Inc., the Company's Purchasing Agent (the "Purchasing Agent"). Under the Plan, dividends and other distributions are automatically invested in additional full and fractional shares of Common Stock. Whenever the Company declares a dividend or other distribution payable in cash or shares of Common Stock, the Purchasing Agent, on behalf of Participants, will elect to take the dividend in shares at net asset value whenever the net asset value as of the close of business on the record date of such dividend is lower than the market price plus brokerage commission as of the close of business on such day. If the net asset value of the share is higher than the market price plus applicable commissions, the Purchasing Agent consistent with seeking the best price and execution, will buy shares of Common Stock in the over-the-counter market or on a national securities exchange, as the case may be, for Participants' accounts. There can, of course, be no assurance that shares of Common Stock will be available in sufficient supply in the market at a price lower than net asset value to satisfy any requirements of the Plan. If shares are not available in sufficient supply at such price, the Purchasing Agent will invest the balance of its cash on hand in shares of Common Stock whose cost plus brokerage commission will equal or exceed the net asset value per share on the record date. The number of shares of Common Stock received by each Participant will be based on the average cost of shares purchased by the Purchasing Agent. Purchases for the Plan on the open market usually constitute a significant percentage of all shares of Common Stock traded on the New York Stock Exchange on the dates that such purchases are made.

Participants may make voluntary payments into the Plan of not less than $25.00. Such voluntary payments will be accumulated until the end of the month in which they are received and then invested by BNY Brokerage Inc. in shares of Common Stock purchased in the over-the-counter market or on a national securities exchange. The Participant is responsible for paying any brokerage commissions charged by the BNY Brokerage Inc. for the purchase of such shares. Voluntary payments may not be used to purchase shares from the Company.

Brokers and nominees of banks or other financial institutions may elect to be included in the Plan. Participants may terminate their participation in the Plan at any time and elect to receive declared dividends and other distributions in cash by notifying the Transfer Agent in writing. There is no penalty for termination of participation in the Plan. Participants withdrawing from the Plan may rejoin at any time.

Under certain circumstances, Participants may receive benefits through the Plan not available to shareholders who do not participate in the Plan. In many cases, the shares of closed-end investment companies trade at a discount from their net asset value, although in some cases shares of such companies trade at a premium over net asset value. If dividends and other distributions are received in shares at net asset value when the market price is higher than net asset value, the Participant will receive shares having a market value in excess of the cash value of the dividends or distribution.

All costs of administering the Plan are borne by the Company, and thus, indirectly by its shareholders, including those not participating in the Plan. Brokers' commissions are not treated as costs of administering the Plan.

The Company reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice thereof sent to Participants at least 30 days before the record date for such distribution.

                                   DIRECTORS

Edward S. Bottum             Marilou R. McGirr
Franklin A. Cole             David G. Taylor
Richard W. Dubberke          David J. Vitale

                                    OFFICERS

Marilou R. McGirr, Chairman &          Douglas B. Schaeffer, Vice
  President                            President
Richard W. Dubberke, Vice President    Lynne Gugenheim, Secretary
  & Treasurer                          Mitchell T. Butowski, Assistant
Meghan K. Johnson, Vice President      Secretary
  and Assistant Treasurer

                                PRINCIPAL OFFICE

                            CNA Income Shares, Inc.
                                   CNA Plaza
                            Chicago, Illinois 60685
                                 (312) 822-4181

                    E-Mail Address: cnaincome.shares@cna.com
                       Web site at www.cna.com/cna/cnaisi

                                    ADVISER

                         Continental Assurance Company
                    (one of the CNA underwriting companies)

                                   CUSTODIAN

                            The Chase Manhattan Bank
                           One Chase Manhattan Plaza
                            New York, New York 10081

                                    AUDITORS

                             Deloitte & Touche LLP
                           Two World Financial Center
                               New York, NY 10281

                                 TRANSFER AGENT

                              The Bank of New York
                                 1-800-432-8224

               E-Mail Address: Shareowner-svcs@email.bankofny.com

 Address Shareholder Inquiries To:     Send Certificates For Transfer and
       Shareholder Relations                   Address Changes To:
         Department - 11E                      Receive and Deliver
          P.O. Box 11258                        Department - 11W
       Church Street Station                     P.O. Box 11002
        New York, NY 10286                    Church Street Station
                                               New York, NY 10286

    Answers to many of your shareholder questions and requests for forms are available by visiting
                       The Bank of New York's Website at:
                           http.//stock.bankofny.com